                                                                 EXHIBIT h(1)(c)


                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         This amendment dated as of _________________, 2004, amends the Amended and Restated Master Administrative Services Agreement (the "Agreement"), dated July 1, 2003, between A I M Advisors, Inc., a Delaware corporation and AIM Variable Insurance Funds, a Delaware business trust.

                                   WITNESSETH:

WHEREAS, the parties desire to amend the Agreement to add AIM V.I. Real Estate Fund, INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF - Growth Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - High Yield Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Telecommunications Fund, INVESCO VIF - Total Return Fund and INVESCO VIF - Utilities Fund;

         NOW, THEREFORE, the parties agree as follows:

         1. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

PORTFOLIOS                                    EFFECTIVE DATE OF AGREEMENT
---------------------------------------       ---------------------------
AIM V.I. Aggressive Growth Fund                       May 1, 2000
AIM V.I. Balanced Fund                                May 1, 2000
AIM V.I. Basic Value Fund                             September 10, 2001
AIM V.I. Blue Chip Fund                               May 1, 2000
AIM V.I. Capital Appreciation Fund                    May 1, 2000
AIM V.I. Capital Development Fund                     May 1, 2000
AIM V.I. Core Equity Fund                             May 1, 2000
AIM V.I. Dent Demographic Trends Fund                 May 1, 2000
AIM V.I. Diversified Income Fund                      May 1, 2000
AIM V.I. Global Utilities Fund                        May 1, 2000
AIM V.I. Government Securities Fund                   May 1, 2000
AIM V.I. Growth Fund                                  May 1, 2000
AIM V.I. High Yield Fund                              May 1, 2000
AIM V.I. International Growth Fund                    May 1, 2000
AIM V.I. Large Cap Growth Fund                        September 1, 2003
AIM V.I. Mid Cap Core Equity Fund                     September 10, 2001
AIM V.I. Money Market Fund                            May 1, 2000
AIM V.I. New Technology Fund                          May 1, 2001

AIM V.I. Premier Equity Fund                          May 1, 2000
AIM V.I. Real Estate Fund                             May 1, 2004
AIM V.I. Small Cap Equity Fund                        September 1, 2003
INVESCO VIF - Core Equity Fund                        May 1, 2004
INVESCO VIF - Dynamics Fund                           May 1, 2004
INVESCO VIF - Financial Services Fund                 May 1, 2004
INVESCO VIF - Growth Fund                             May 1, 2004
INVESCO VIF - Health Sciences Fund                    May 1, 2004
INVESCO VIF - High Yield Fund                         May 1, 2004
INVESCO VIF - Leisure Fund                            May 1, 2004
INVESCO VIF - Small Company Growth Fund               May 1, 2004
INVESCO VIF - Technology Fund                         May 1, 2004
INVESCO VIF - Telecommunications Fund                 May 1, 2004
INVESCO VIF - Total Return Fund                       May 1, 2004
INVESCO VIF - Utilities Fund                          May 1, 2004"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date:                               , 2004
      ------------------------------

                                             AIM VARIABLE INSURANCE FUNDS

Attest:                                      By:
         ------------------------------          -------------------------------
         Assistant Secretary                     President

(SEAL)

                                             A I M ADVISORS, INC.

Attest:                                      By:
         ------------------------------          -------------------------------
         Assistant Secretary                     President

(SEAL)



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